SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to (Section)240.14a-11(c) or
     (Section)240.14a-12

                        THE HIGH YIELD INCOME FUND, INC.
                (Name of Registrant as Specified In Its Charter)


      _____________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14A-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         _______________________________________________________________________

     2)  Aggregate number of securities to which transaction applies:

         _______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.

         _______________________________________________________________________

     4)  Proposed maximum aggregate value of transaction:

         _______________________________________________________________________

     5)  Total Fee Paid:

         _______________________________________________________________________

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)  Amount Previously Paid:

         _______________________________________________________________________

     2)  Form, Schedule or Registration Statement No.:

         _______________________________________________________________________

     3) Filing Party:

         _______________________________________________________________________

     4) Date Filed:

                        THE HIGH YIELD INCOME FUND, INC.
                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102

                                  ------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  ------------

To Our Shareholders:


     Notice is hereby given that the 2000 Annual Meeting of Shareholders (the Meeting) of The High Yield Income Fund, Inc. (the Fund) will be held on December 1, 2000, at 10:00 a.m., at 100 Mulberry Street, Gateway Center 3, 14th Floor, Newark, New Jersey 07102, for the following purposes:

       1. To elect three directors.

       2. To ratify or reject the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending August 31, 2001.

       3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on October 6, 2000 as the record date for the determination of shareholders entitled to vote at the Meeting or any adjournment thereof.


                                                  Deborah A. Docs
                                                   SECRETARY

Dated: October 31, 2000




--------------------------------------------------------------------------------
 WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                        THE HIGH YIELD INCOME FUND, INC.
                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102
                                  ------------
                                 PROXY STATEMENT
                                  ------------

     This Proxy Statement is furnished by the Board of Directors of The High Yield Income Fund, Inc. (the Fund) in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held on December 1, 2000 at 10:00 a.m., at 100 Mulberry Street, Gateway Center 3, 14th Floor, Newark, New Jersey 07102, the Fund's principal executive office. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

     If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR the proposals. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment. In the event that a meeting is adjourned, the same procedures will apply at a later meeting date.

     With respect to matters to be determined by a majority of the votes cast, each "broker non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) and abstention will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the approval by a majority of the outstanding voting securities present at a meeting or represented by proxy, each broker non-vote or abstention will be considered present for purposes of determining the existence of a quorum, but will have the effect of a vote against such matters.

     The close of business on October 6, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 11,319,116 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders of record on or about November 1, 2000. The most recent annual report for the Fund is being mailed to shareholders together with this Proxy Statement.

     As of October 6, 2000, Cede & Co., 55 Water Street, 25th Floor, New York, NY 10041, held, solely of record on behalf of other persons, 9,825,792.428 shares of the Fund which represented approximately 86.81% of the shares of the Fund then outstanding. Management does not know of any person or group who owned beneficially 5% or more of the Fund's outstanding shares on the record date.

     The expenses of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of Prudential Securities Incorporated (Prudential Securities). In addition, the Board of Directors of the Fund has authorized management to retain, at their discretion, Shareholder Communications Corporation, a proxy solicitation firm, to assist in the solicitation of proxies for this Meeting. The cost of solicitation, including specified expenses, is not expected to exceed $8,000 and will be borne by the Fund.

     Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, Newark, New Jersey 07102, serves as the Fund's Manager under a management agreement dated as of December 15, 1988 (the Management Agreement). Investment advisory services are provided to the Fund by PIFM through its affiliate, The Prudential Investment Corporation (PIC), doing business as Prudential Investments (PI, the Subadviser or the investment adviser), Prudential Plaza, Newark, New Jersey 07102, under a Subadvisory Agreement dated December 15, 1988. Both PIFM and PI are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America (Prudential). As of September 30, 2000, PIFM served as the manager to 49 open-end investment companies, and as manager or administrator to 21 closed-end investment companies with aggregate assets of more than $75.1 billion. The Fund has a Board of Directors which, in addition to overseeing the actions of the Fund's Manager and Subadviser, decides upon matters of general policy.

                              ELECTION OF DIRECTORS
                               (PROPOSAL NO. 1)

     The Fund's Articles of Incorporation provide that the Board of Directors will be divided into three classes of Directors, as nearly equal in number as possible. Each Director, after a transition period, serves for three years with one class being elected each year. Each year the term of office of one class will expire. The Board of Directors is currently comprised of 10 Directors-Messrs. Dorsey, Gunia, Mooney, Munn, Odenath, Redeker, Strangfeld and Weil and Mses. Gold and Teeters. Mr. Dorsey has served as a Director since September 30, 1987. Mr. Redeker was elected to serve as a Director on October 19, 1993. Messrs. Gunia, Mooney and Weil and Mses. Gold and Teeters were elected to serve as Directors on October 30, 1996. Mr. Strangfeld was elected to serve as a Director on May 25, 1999. Messrs. Munn and Odenath were elected to serve as Directors on August 24, 1999. All of the current members of the Board of Directors have previously been elected by the shareholders.

     At the Annual Meeting, Directors will be elected to hold office until the earlier to occur of (i) the next meeting of shareholders at which Directors are elected and their successors are elected and qualified or (ii) the expiration of their terms in accordance with the Fund's retirement policy. The Fund's retirement policy calls for the retirement of Directors on December 31 of the year in which they reach the age of 75, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Dorsey is scheduled to retire on December 31, 2002.

     As prescribed in the Fund's Articles of Incorporation, the Directors have been divided into three classes and their terms of office fixed as follows:
Class I: Messrs. Odenath and Weil and Ms. Teeters-whose term expires in 2000; Class II: Messrs. Gunia and Mooney and Ms. Gold-whose term expires in 2001; and Class III: Messrs. Dorsey, Munn, Redeker and Strangfeld-whose term expires in 2002.

     Three of the Directors, Messrs. Odenath and Weil and Ms. Teeters, are standing for re-election by shareholders to serve as Class I Directors until the Fund's 2003 Annual Meeting of Shareholders and until their successors have been elected and qualified. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Messrs. Odenath and Weil and Ms. Teeters. Messrs. Odenath and Weil and Ms. Teeters have consented to be named in this Proxy Statement and to serve as Directors if elected. The
Directors have no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend.

     The following table sets forth certain information concerning each of the Directors of the Fund. Each of the nominees is currently a Director of the Fund.

     INFORMATION REGARDING DIRECTORS STANDING FOR ELECTION BY SHAREHOLDERS

                                                                     SHARES OF
                                                                    COMMON STOCK
                                                                      OWNED AT
     NAME, AGE, BUSINESS EXPERIENCE DURING THE      POSITION WITH    OCTOBER 6,
      PAST FIVE YEARS AND OTHER DIRECTORSHIPS           FUND            2000
--------------------------------------------------  -------------   ------------

                         CLASS I (TERM EXPIRING IN 2000)

*DAVID R.  ODENATH,   JR. (43),  Officer in Charge,    Director           0
  President,   Chief  Executive  Officer  and Chief
  Operating   Officer  (since  June  1999) of PIFM;
  Senior  Vice   President  (since  June  1999)  of
  Prudential;    formerly   Senior  Vice  President
  (August  1993-May  1999)  of  PaineWebber  Group,
  Inc.  and  Director or  Trustee of  substantially
  all funds  within the   Prudential  Mutual  Funds
  complex.

NANCY H.  TEETERS  (70),   Economist;  former  Vice    Director           0
  President   and  Chief  Economist,  International
  Business  Machines  Corporation;  former Director
  of Inland Steel   Industries (July 1991-1999) and
  Director or Trustee of several funds within the Prudential Mutual Funds complex.

LOUIS A. WEIL III (59),   Former Chairman  (January    Director           0
  1999-July   2000),  President and Chief Executive
  Officer   (January  1996-July  2000) and Director
  (since  September   1991) of Central  Newspapers,
  Inc.;  former   Chairman  of the  Board  (January
  1996-July  2000) ,  Publisher and Chief Executive
  Officer (August   1991-December  1995) of Phoenix
  Newspapers,   Inc.  and  Director  or  Trustee of
  several funds within the Prudential Mutual Funds complex.

                      INFORMATION REGARDING OTHER DIRECTORS
                        CLASS II (TERM EXPIRING IN 2001)

*ROBERT F. GUNIA (53), Executive Vice President and    Vice President
  Chief  Administrative Officer (since  June  1999)     and Director      0
  of  Prudential   Investments;   Executive    Vice
  President and Treasurer (since December 1996)  of
  PIFM; President (since April 1999) of  Prudential
  Investment   Management   Services   LLC  (PIMS);
  Corporate Vice President  (since  September 1997)
  of The  Prudential  Insurance  Company of America
  (Prudential);   formerly  Senior  Vice  President
  (March  1987-May  1999) of Prudential  Securities
  Incorporated;   formerly   Chief   Administrative
  Officer  (July  1989-September   1996),  Director
  (January  1989-September 1996) and Executive Vice
  President,  Treasurer and Chief Financial Officer
  (June  1987-December  1996) of Prudential  Mutual
  Fund Management,  Inc. (PMF);  Vice President and
  Director  (since  May  1989) of The Asia  Pacific
  Fund,   Inc.   and   Director   or   Trustee   of
  substantially  all funds  within  the  Prudential
  Mutual Funds complex.

                                                                     SHARES OF
                                                                    COMMON STOCK
                                                                      OWNED AT
     NAME, AGE, BUSINESS EXPERIENCE DURING THE      POSITION WITH    OCTOBER 6,
      PAST FIVE YEARS AND OTHER DIRECTORSHIPS           FUND            2000
--------------------------------------------------  -------------   ------------
DELAYNE   DEDRICK   GOLD   (62),   Marketing   and    Director          0
  Management Consultant and Director or Trustee of several funds within the Prudential Mutual Funds complex.

THOMAS T. MOONEY  (58),  President  of the Greater    Director          0
  Rochester  Metro  Chamber  of  Commerce;  former
  Rochester  City  Manager,  former  Deputy Monroe
  County   Executive;   Trustee   of  Center   for
  Governmental  Research,  Inc.;  Director of Blue
  Cross  of   Rochester,   Monroe   County   Water
  Authority   and   Executive   Service  Corps  of
  Rochester  and  Director  or  Trustee of several
  funds   within  the   Prudential   Mutual  Funds
  complex.

                        CLASS III (TERM EXPIRING IN 2002)

EUGENE C. DORSEY (73),  Retired  President,  Chief    Director          0
  Executive  Officer  and  Trustee of the  Gannett
  Foundation  (now  Freedom  Forum);  former  Pub-
  lisher  of  four  Gannett  newspapers  and  Vice
  President of Gannett Co., Inc.; past Chairman of
  Independent  Sector,  Washington,  D.C. (largest
  national      coalition     of     philanthropic
  organizations);   formerly   Chairman   of   the
  American  Council for the Arts;  former Director
  of the Advisory Board of Chase Manhattan Bank of
  Rochester  and  Director  or  Trustee of several
  funds   within  the   Prudential   Mutual  Funds
  complex.

STEPHEN  P.  MUNN  (58),  Chairman,  Director  and    Director          0
  President and former Chief Executive  Officer of
  Carlisle Companies Incorporated (manufacturer of industrial products) and Director or Trustee of several funds within the Prudential Mutual Funds complex.

RICHARD  A.  REDEKER  (57),   Former  employee  of    Director          0
  Prudential  Investments  (October  1996-December
  1998);   prior   thereto,    President,    Chief
  Executive,   Officer   and   Director   (October
  1993-September   Director  1996)  of  Prudential
  Mutual Fund  Management,  Inc.;  Executive  Vice
  President,  Director and Member of the Operating
  Committee  (October   1993-September   1996)  of
  Prudential    Securities;    Director   (October
  1993-September  1996) of  Prudential  Securities
  Group,  Inc;  Executive  Vice  President  of The
  Prudential   Investment   Corporation   (January
  1994-September    1996);    Director    (January
  1994-September  1996) of Prudential  Mutual Fund
  Distributors,  Inc. and  Prudential  Mutual Fund
  Services,   Inc.  and  Director  or  Trustee  of
  several funds within the Prudential Mutual Funds complex.

                                                                     SHARES OF
                                                                    COMMON STOCK
                                                                      OWNED AT
     NAME, AGE, BUSINESS EXPERIENCE DURING THE      POSITION WITH    OCTOBER 6,
      PAST FIVE YEARS AND OTHER DIRECTORSHIPS           FUND            2000
--------------------------------------------------  -------------   ------------
*JOHN R.  STRANGFELD,   JR. (46),  Chief  Executive   President and        0
  Officer   of  Prudential  Securities Incorporated     Director
  (since October 2000);  formerly,  Chief Executive
  Officer,   Chairman,   President   and   Director
  (January  1990-September  2000) of The Prudential
  Investment Corporation;  Executive Vice President
  (since February 1998) of Prudential  Global Asset
  Management;  various positions to Chief Executive
  Officer  (November  1994-December  1998)  of  the
  Private  Asset  Management  Group  of  Prudential
  (PAMG) and Director or Trustee of all funds within the Prudential Mutual Funds complex.


============

* Is or will be an "interested" Director, as defined in the Investment Company Act of 1940, as amended (Investment Company Act), by reason of his affiliation with PIFM, Prudential Securities or Prudential.

     The Directors and officers as a group owned beneficially less than 1% of the outstanding shares of the Fund at October 6, 2000.

     Each Director who is not an "interested person" as defined in the Investment Company Act of PIFM or PI currently receives $1,400 as an annual
Director's fee, plus expenses. For the fiscal year ended August 31, 2000, Directors' fees and expenses amounted to $12,925 and $1,075, respectively. Board Members may elect to receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues daily the amount of such Board Member's fee which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to a commission exemptive order, at the daily rate of return of any Prudential Mutual Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Board Member. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The following table shows (i) the compensation paid by the Fund to each Board Member and nominee for the most recent fiscal year and (ii) the compensation paid by the Prudential Fund Complex to each Board Member and nominee for the calendar year ended December 31, 1999. "Interested" Board Members do not receive any compensation from the Fund.

                               COMPENSATION TABLE

                                                                       PENSION OR
                                                                       RETIREMENT                           TOTAL 1999 COMPENSATION
                                                       AGGREGATE    BENEFITS ACCRUED   ESTIMATED ANNUAL       FROM FUND AND FUND
                                                     COMPENSATION    AS PART OF FUND     BENEFITS UPON          COMPLEX PAID TO
NAME AND POSITION                                      FROM FUND       EXPENSES(1)       RETIREMENT(1)           DIRECTORS(1)
-------------------------------------------------    ------------   ----------------   ----------------     -----------------------
Edward D. Beach, Director*(2)                           $1,600           None                N/A            $ 142,500(43/70)+
Eugene C. Dorsey, Director**                            $1,600           None                N/A            $  81,000(17/48)+
Delayne Dedrick Gold, Director                          $1,625           None                N/A            $ 144,500(43/70)+
Robert F. Gunia, Director and Vice President++          $   --             --                 --            $       --
Thomas T. Mooney, Director**                            $1,600           None                N/A            $ 129,500(35/75)+
Stephen P. Munn, Director                               $  100           None                N/A            $  62,250(29/53)+
Thomas H. O'Brien, Director*(2)                         $1,600           None                N/A            $  47,500(11/26)+
David R. Odenath, Jr., Director++                       $   --             --                 --            $       --
Richard A. Redeker, Director                            $1,600           None                N/A            $  95,000(19/53)+
John R. Strangfeld, Jr., Director and President++       $   --             --                 --            $       --
Nancy H. Teeters, Director                              $1,600           None                N/A            $  97,000(25/43)+
Louis A. Weil, III, Director                            $1,600           None                N/A            $  96,000(29/53)+

------------

*   Indicates  Class III Board Member who did not stand for  reelection in 1999.

** Total aggregate compensation from all of the funds in the Prudential Fund Complex for the calendar year ended December 31, 1999 includes amounts deferred at the election of Directors. Including accrued interest, total compensation amounted to $103,573, and $135,101 for Eugene C. Dorsey and Thomas T. Mooney, respectively.

+ Indicates number of funds/portfolios in Prudential Fund Complex (including the Fund) to which aggregate compensation relates.

++ Robert F. Gunia, David R. Odenath, Jr. and John R. Strangfeld, Jr., who are each current interested Directors, do not receive compensation from the Fund or any other fund in the Prudential Fund Complex.

(1) No fund within the Prudential Fund Complex has a bonus, pension profit sharing or retirement plan.

(2) Edward D. Beach and Thomas H. O'Brien each retired as a Director of the Fund, effective December 31, 1999.

     There were four meetings of the Fund's Board of Directors during the fiscal year ended August 31, 2000, all of which were regularly scheduled meetings. The Board of Directors has an Audit Committee. Among other things, the Fund's Audit Committee has the following responsibilities:

     o Recommending to the Board of Directors of the Fund the selection, retention or termination, as appropriate, of the independent public accountants for the Fund, and the inclusion of the audited financial statements of the Fund in the annual report to shareholders of the Fund.

     o Reviewing and discussing with the independent  public  accountants  their
       compensation,   the  proposed  terms  of  their  engagement,   and  their
       independence.

     o Reviewing and discussing annual financial statements, unaudited semiannual financial statements and other financial information, including any adjustments to those statements recommended by the independent public accountants, and any significant issues that arose in connection with the preparation of those financial statements, with management and independent public accountants.

     o Reviewing and discussing with the independent public accountants changes in accounting policies or practices that had or are expected to have a significant impact on the preparation of financial statements, scope of audits and audit reports, and disagreements with management.

     o Generally acting as a liaison between the independent public accountants and the Board of Directors.

     The Audit Committee consists of Messrs. Dorsey, Mooney, Munn, Redeker and Weil and Mses. Gold and Teeters, the Directors of the Fund who are not "interested persons," as defined in the Investment Company Act, of the Fund. The Audit Committee met four times during the fiscal year ended August 31, 2000. The Board of Directors also has a Nominating Committee which makes recommendations to the Board with respect to the nomination of Directors of the Fund. The Nominating Committee also consists of Messrs. Dorsey, Mooney, Munn, Redeker and Weil and Mses. Gold and Teeters. The nominating committee met twice during the fiscal year ended August 31, 2000. For the fiscal year ended August 31, 2000, each of the Directors attended 75% or more of the total number of meetings of the Board of Directors and all committees of which he or she was a member.

     The executive officers of the Fund, other than as shown above, are: Deborah
A. Docs, Secretary, having held such office since February 1999 and the office of Assistant Secretary from February 1997 through February 1999 and Grace C. Torres, Treasurer and Principal Financial and Accounting Officer, having held such office since February 1997. Ms. Docs is 42 years old and is a Vice President and Assistant Secretary (since March 1996) of PIFM and former Vice President and Associate General Counsel (June 1991-May 1999) of Prudential Securities. Ms. Torres is 41 years old and is a First Vice President (since December 1996) of PIFM and former First Vice President (March 1994-May 1999) of Prudential Securities. Prior thereto, she was a First Vice President of Bankers Trust. The executive officers of the Fund are elected annually by the Board of Directors at their meeting following the Annual Meeting of Shareholders.


REQUIRED VOTE

     Directors must be elected by a vote of a majority of the votes cast at the meeting in person or by proxy and entitled to vote thereupon.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES INDICATED IN PROPOSAL NO. 1.

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     The Board of Directors of the Fund, including a majority of the members of the Board of Directors who are not interested persons of the Fund, have selected PricewaterhouseCoopers LLP as independent accountants for the Fund for the Fund's fiscal year ending August 31, 2001. PricewaterhouseCoopers LLP has served as independent accountants for the Fund for the Fund's fiscal year ended August 31, 2000 and for each year since the Fund's inception. The ratification of the selection of independent accountants is to be voted on at the Meeting and it is intended that the persons named in the accompanying proxy vote for PricewaterhouseCoopers LLP. No representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting.

     The Board of Directors' policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any service(s) normally provided by independent accounting firms, provided that such service(s) meet(s) any and all of the independence requirements of the American Institute of Certified Public Accountants and the SEC. The Audit Committee will review and approve the nature and scope of the services to be provided (including non-audit services) by the independent accountants prior to their being rendered and whether the nature and scope of the services would affect the accountants' independence. The Board of Directors also receives a report from its Audit Committee relating to, among other things, all services after they have been performed by the Fund's independent accountants.


REQUIRED VOTE

     The affirmative vote of at least a majority of the votes cast, in person or by proxy, at the meeting is required for ratification.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

                                  OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund provided the Fund did not have notice of such matter on or before September 15, 2000.

                              SHAREHOLDER PROPOSALS

     A shareholder proposal intended to be presented at the Annual Meeting of Shareholders of the Fund in 2001 hereinafter called must be received by the Fund on or before June 30, 2001 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. A shareholder who wishes to make a proposal at the 2001 Annual Meeting of Shareholders without including such proposal in the Fund's proxy statement must notify the Fund, at the Fund's principal executive office, of such proposal by September 15, 2001. If a shareholder fails to timely give such notice, then the persons named as proxies in the proxies solicited by the Board for the 2001 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

                                            Deborah A. Docs
                                            SECRETARY

Dated: October 31, 2000

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                                                           ---
                             EACH OF THE PROPOSALS.



1.   Election of Directors.

     CLASS I: (01) David R. Odenath, Jr., (02) Nancy H. Teeters,
              (03) Louis A. Weil III

IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL NOMINEES EXCEPT AS NOTED ABOVE" BOX AND INDICATE ON THE LINE THE NOMINEE(S) FOR WHICH YOU WISH AUTHORITY TO VOTE BE WITHHELD.

  FOR
  ALL        FOR         WITHHELD
NOMINEES     [_]           [_]
 EXCEPT
  [_]______________________________________
     For all nominees except as noted above

2.   To ratify the selection of PricewaterhouseCoopers   FOR    AGAINST  ABSTAIN
     LLP as the independent accountants for the fiscal   [_]      [_]      [_]
     year ending August 31, 2001.

     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     Mark box at right if an address  change has been noted on the reverse
     side of this card.                                                    [_]


The signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the record books. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name, and give title of signing officer. If signer is a partnership, please sign in partnership name by authorized person.

Signature:_________________ Date:_______ Signature:_________________ Date:______

PROXY                   THE HIGH YIELD INCOME FUND, INC.                   PROXY

                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Robert F. Gunia, Grace C. Torres and Deborah A. Docs as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all the shares of Common Stock of The High Yield Income Fund, Inc. held of record by the undersigned on October 6, 2000 at the Annual Meeting of Shareholders to be held on December 1, 2000, or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

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PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.
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NOTE: Please sign exactly as your name appears hereon.  Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
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